UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Boingo Wireless, Inc. (the “Company”) held the 2018 Annual Meeting of Stockholders on June 7, 2018 (the “Annual Meeting”) and the Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 24, 2018 (the “Proxy Statement”).

At the close of business on April 13, 2018, the record date of the Annual Meeting, the Company had 41,756,449 shares of common stock issued and outstanding. The holders of a total of 37,836,842 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

1.                     The election of two Class I directors to serve until the Company’s 2019 annual meeting of stockholders.

2.                     The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.                     An advisory vote on the Company’s executive compensation.

4.                     An advisory vote on the frequency of the advisory vote on the Company’s executive compensation of one, two or three years.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.              Board of Directors Election Results

The following nominees were elected to serve as Class I directors for a term that will continue until the 2019 annual meeting of stockholders or until their respective successors have been duly elected and qualified.  The number of votes cast for and against and the number of abstentions and broker non-votes for each nominee were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Hagan	32,967,221	919,858	1,393	3,948,370
Lance Rosenzweig	33,713,965	172,114	2,393	3,948,370

The following directors, in addition to Messrs. Hagan and Rosenzweig, will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Maury Austin, Chuck Davis, Mike Finley, Terrell Jones and Kathy Misunas.

2.              Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstentions
37,415,282	415,173	6,387

3.              Advisory Vote on Executive Compensation

The Company’s stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The number of votes cast for and against and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,361,185	18,466,582	60,705	3,948,370

4.              Advisory Vote on Frequency of the Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers to be “One Year”. The number of votes cast for each frequency and the number of abstentions were as follows:

One Year	Two Years	Three Years	Abstentions
31,962,786	4,164	1,867,507	54,015

Based on the voting results of Proposal 4 described above, and consistent with the Board’s recommendation, the Board expects that it will hold future advisory votes on the compensation of the Company’s named executive officers each year until the next required advisory vote on the frequency of the advisory vote on the Company’s executive compensation, which will occur no later than the Company’s 2024 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: June 11, 2018	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer and Secretary